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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 13, 2017 (June 9, 2017)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 1.01.	Entry into a Material Definitive Agreement.
On June 9, 2017, Realogy Group LLC (“Realogy Group”), an indirect subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), and its subsidiaries amended the existing Apple Ridge Funding LLC securitization program utilized by Realogy Group's' relocation services operating unit, Cartus Corporation (“Cartus”). The amendment and extension was effected pursuant to the Tenth Omnibus Amendment dated as of June 9, 2017, by and among Cartus, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC (the “Issuer”), Realogy Group, U.S. Bank National Association, as indenture trustee, paying agent, authentication agent, and transfer agent and registrar, the managing agents party to the Note Purchase Agreement (as defined below) and Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as administrative agent (the “Omnibus Amendment”). The managing agents that are parties to the Note Purchase Agreement and the Omnibus Amendment are CA-CIB, The Bank of Nova Scotia, Wells Fargo Bank, National Association, and Barclays Bank PLC.
The Amendment to the Omnibus Amendment, among other things, amends the Note Purchase Agreement dated as of December 14, 2011, by and among Cartus, Realogy Group, the managing agents, committed purchasers and conduit purchasers named therein, and CA-CIB, as administrative agent, to extend the securitization program until June 8, 2018, subject to extension for an additional period of 364 days.
The managing agents, committed purchasers and/or conduit purchasers that are parties to the Note Purchase Agreement are CA-CIB, The Bank of Nova Scotia, Wells Fargo Bank, National Association and Barclays Bank PLC.
The parties to the Omnibus Amendment and their respective affiliates have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for Realogy Holdings and its subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Tenth Omnibus Amendment, dated as of June 9, 2017, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011, as amended, and Crédit Agricole Corporate and Investment Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 13, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1
Tenth Omnibus Amendment, dated as of June 9, 2017, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011, as amended, and Crédit Agricole Corporate and Investment Bank.